Filed under Rule 497(k)

Registration No. 811-3738

VALIC COMPANY I

Supplement to the Summary Prospectus dated October 1, 2012

Government Securities Fund

(the “Fund”)

Effective immediately, J.P. Morgan Investment Management Inc. assumes management of 100% of the Fund and in the Fund Summary under the heading Investment Adviser, the portfolio manager disclosure for SunAmerica Asset Management Corp. (“SAAMCo”), is deleted in its entirety.

Dated: August 5, 2013